IN MAKING AN INVESTMENT DECISION, YOU MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER OF THE SECURITIES REFERRED TO HEREIN, INCLUDING THE MERITS AND RISKS INVOLVED. THE SECURITIES OFFERED HEREBY HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF ANY OFFERING MATERIALS OR THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE SECURITIES REFERRED TO HEREIN ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. YOU SHOULD BE AWARE THAT YOU MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

EUROSITE POWER INC.

Convertible Note Amendment and Conversion Agreement

June [ ], 2016
EuroSite Power Inc.
45 First Avenue
Waltham, MA 02451
Ladies and Gentlemen:
1. Background.  The undersigned (the “Noteholder”) is the owner of a 4% Senior Convertible Note Due 2018 (the “Note”) issued by EuroSite Power Inc. (“EUSP”) in the aggregate principal amount set forth on the signature page and issued pursuant to the terms of the Noteholders Agreement entered into between the Noteholder and EUSP (the “Noteholders Agreement”). Noteholders executing a Convertible Note Amendment and Conversion Agreement (each, an “Amendment and Conversion Agreement”) similar to this one are referred to as the “Noteholders” and the aforesaid Notes of EUSP held by the Noteholders are referred to herein as the “EUSP Notes.” Interest accrued and unpaid on the Note through the date hereof (the “Interest”), is as set forth on the signature page hereof.
In consideration of the foregoing, and such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the good and valuable consideration hereinafter set forth, the parties hereto do hereby enter into this Amendment and Conversion Agreement.
2. Amendment. The Noteholder and EUSP have agreed to amend the Noteholders Agreement to modify the term “Initial Conversion Rate” therein to provide that each $1,000 principal amount of and unpaid Interest on the Notes shall be convertible into newly issued shares of EUSP common stock, $0.001 par value per share (the “EUSP Shares”) at a conversion price of $0.54 per EUSP Share (the “Conversion Price”), as set forth on the signature page hereof, and which Conversion Price shall be used to calculate the current market value of a fractional share. In addition, the Noteholders Agreement is hereby amended to permit the conversion of the EUSP Notes as of the date set forth hereinabove.
3. Conversion of EUSP Notes.
a.Conversion. The Noteholder hereby agrees to and does hereby provide notice of conversion of the entire principal and Interest on the Note owned by it into newly issued EUSP Shares at a purchase price per share of $0.54 as set forth on the signature page hereof and agrees to accept such EUSP Shares in full satisfaction of the obligations of EUSP and American DG Energy,

Inc. pursuant to the terms of the Noteholders Agreement and the Notes. The Noteholder shall furnish such appropriate endorsements and transfer documents if required by EUSP and pay any transfer or similar tax, if required as provided in the Noteholders Agreement.
b.Deliveries. As soon as practical after the execution of this Amendment and Conversion Agreement by the parties, the Noteholder agrees to deliver to EUSP for cancellation all of the Notes owned by it. Upon delivery to EUSP of the Notes held by the Noteholder and executed copies of a similar Amendment and Conversion Agreement by at least a majority in aggregate principal amount of the outstanding EUSP Notes, EUSP agrees to cause its transfer agent to issue and deliver to the Noteholder the EUSP Shares issuable on the conversion of such Notes and shall deliver to the Noteholder cash in lieu of any fractional shares to be issued upon the conversion of such Note, the parties acknowledging and agreeing that no cash dividends have been paid by EUSP from the date of original issue of the Note to the date hereof.
4. Representations and Warranties.
a.EUSP. EUSP hereby confirms that its representations, warranties and agreements in the subscription agreement and other documents pursuant to which the original EUSP Notes were issued continue to be true and correct as if made on the date hereof and as if made with respect to the securities being issued pursuant hereto, except that with respect to such representations and warranties that speak as of a particular date, no material adverse change has occurred making such representations and warranties untrue or incorrect in any material respect as of the date hereof. Without limiting the foregoing, EUSP represents and warrants that the EUSP Shares issuable upon conversion of the Notes have been duly and validly authorized and, when issued pursuant hereto, the EUSP Shares will be validly issued, fully paid and nonassessable.
b.The Noteholder. The Noteholder hereby confirms that the Noteholder’s representations, warranties and agreements in the subscription agreement and other documents pursuant to which the Noteholder purchased its Notes are true and correct as of the date hereof. Without limiting the foregoing, the Noteholder represents and warrants that the Noteholder is an “accredited investor” as defined by Rule 501 under the Securities Act of 1933, as amended (the “Securities Act”), and is capable of evaluating the merits and risks of an investment in the EUSP Shares and has the ability and capacity to protect its interests. The Noteholder acknowledges and understands that the EUSP Shares are being purchased for investment purposes and not with a view to distribution or resale, nor with the intention of selling, transferring or otherwise disposing of all or any part thereof for any particular price, or at any particular time, or upon the happening of any particular event or circumstances, except selling, transferring, or disposing the EUSP Shares made in full compliance with all applicable provisions of the Securities Act, the rules and regulations promulgated by the Securities and Exchange Commission thereunder, and applicable state securities laws. The Noteholder further understands that the EUSP Shares being acquired by the Noteholder hereunder may only be transferred or resold by way of registration of such Shares for resale under the Securities Act, or an applicable exemption under the Securities Act. The EUSP Shares being delivered will contain a restrictive legend to that effect.
5. Expenses. Each party hereto shall each bear its own expenses incurred in connection with this transaction.
6. Miscellaneous.
a. Notices. When any notice is required or authorized hereunder, such notice shall be given in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail if sent during normal business hours of the recipient, and if not sent during normal business hours, then on the next business day so long as receipt is confirmed, (iii) five days after having been sent by registered or certified mail (or regular mail if registered or certified mail is unavailable in the country of the recipient), (iv) if sent within the U.S., one business day after deposit with a recognized overnight courier, specifying next business day delivery, with written verification of receipt or (v) if sent from the U.S. to an address outside the U.S. or if sent from outside the U.S. to an address within the U.S., five business days after deposit with an internationally recognized courier service specifying that delivery be made within five business days with written verification of receipt. All notices and other communications shall be sent if sent to the Noteholder, to the business address or email address of the Noteholder set forth on the signature page to this Amendment and Conversion Agreement, as it may subsequently change by notice from the Noteholder; and

If to EuroSite, to:	EuroSite Power, Inc.
45 First Avenue
Waltham, MA 02451
Attention: Chief Financial Officer
Email: bonnie.brown@americandg.com

With a copy to:	Somertons, PLLC
1050 17th Street, N.W., Suite 600
Washington, DC 20036
Attention: Kathleen L. Cerveny, Esq.
Email: kathleen.cerveny@somertons.com

Such notices or communications shall be effective when received. If a notice or communication to Noteholder is sent in the manner provided above, it is duly given, whether or not the addressee receives it. EuroSite by notice to the Noteholder may designate additional or different addresses for subsequent notices or communications.
a.Successors and Assigns. This Amendment and Conversion Agreement shall be binding upon the heirs, executors, administrators, successors and assignees of the Noteholder.
b.Choice of Law. This Amendment and Conversion Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York and, to the extent it involves any United States federal statute or regulations, in accordance therewith.
c.Consent to Jurisdiction. The parties hereby consent and submit to the exclusive jurisdiction of the state and federal courts in New York City with respect to all disputes arising in connection with this transaction.
d.Survival of Representations. The parties agree that all of the warranties, representations, acknowledgments, confirmations, covenants and promises made in this Amendment and Conversion Agreement shall survive its execution and delivery.

e.Counterparts. This Amendment and Conversion Agreement may be executed in any number of counterparts each of which shall be deemed an original and which, taken together, shall form one and the same agreement. Execution and delivery of this Amendment and Conversion Agreement may be evidenced by a scan/.pdf of the executed document sent by email.
f.Integration. This Amendment and Conversion Agreement is the complete and exclusive agreement between the parties with regard to the subject matter hereof and supersedes any and all prior discussions, negotiations and memoranda related hereto.
g.Severability. If any provision of this Amendment and Conversion Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Amendment and Conversion Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Amendment and Conversion Agreement.

[Signature Page Follows]

The undersigned Noteholder and EUSP hereby execute this Convertible Note Amendment and Conversion Agreement as of the date first set forth above

Amount of Notes being converted into newly issued EUSP Shares at $0.54 per share

 Amount of Interest on Notes being converted into newly issued EUSP Shares at $0.54 per share

Number of EUSP Shares issuable at $0.54 per share upon conversion of the Notes and Interest

Noteholder Name

 Noteholder Signature

Business Address of Noteholder
AGREED: EUROSITE POWER INC.
By:
Signature
Name:
Title: